UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2020

Hi-Crush Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd., Suite 600

Houston, Texas 77056

(Address of Principal Executive Offices and Zip Code)

(713) 980-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreement.

Restructuring Support Agreement

On July 12, 2020, Hi-Crush Inc. (the “Company” or “we”) and each of its direct and indirect wholly-owned domestic subsidiaries (collectively with the Company, the “Debtors”) entered into a Restructuring Support Agreement (the “RSA”) with certain holders (the “Consenting Creditors”) of the Company’s outstanding 9.50% senior notes due 2026 (the “Senior Notes”).

As set forth in the RSA, including in the term sheet attached thereto (the “Term Sheet”), the parties to the RSA have agreed to the principal terms of a proposed financial restructuring (the “Transaction”) of the Company, which will be implemented through a prearranged plan of reorganization (the “Plan”) in voluntary cases (the “Chapter 11 Cases”) commenced by the Debtors under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), described in Item 1.03 below.

Pursuant to the RSA and the Term Sheet:

•	The Chapter 11 Cases will be financed by two debtor-in-possession financing facilities, including (a) $25 million superpriority secured asset-based revolving loan financing facility (the “DIP ABL Facility”) and (b) a $40 million superpriority secured delayed-draw term loan financing facility (the “DIP Term Loan Facility” and, together with the DIP ABL Facility, the “DIP Facilities”);

•	The DIP ABL Facility shall refinance and satisfy in full the Debtors’ obligations under that certain Credit Agreement, dated as of August 1, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement”), and the letters of credit outstanding under the Existing Credit Agreement (the “Existing L/Cs”) shall be deemed outstanding under the DIP ABL Facility;

•	On the effective date of the Plan, the reorganized Debtors will enter into a new credit agreement providing for a new senior secured asset-based revolving loan facility in the aggregate principal commitment amount of not less than $20 million and a not less than $20 million letter of credit sub-limit (the “Exit ABL Facility”), which will refinance and replace the DIP ABL Facility, and the Existing L/Cs outstanding under the DIP ABL Facility will be deemed outstanding under the Exit ABL Facility;

•	The Debtors will conduct a $43.3 million rights offering (the “Rights Offering”) to eligible holders of allowed claims arising under and in connection with the Senior Notes (the “Senior Notes Claims”) and eligible holders of allowed general unsecured claims (the “General Unsecured Claims”), pursuant to which such holders will be granted rights to purchase new secured convertible notes (the “New Secured Convertible Notes”);

•	The Rights Offering will be backstopped by certain Consenting Creditors or their respective affiliates pursuant to a backstop commitment agreement;

•	The claims arising under the DIP Term Loan Facility will be paid in full in cash from the proceeds of the Rights Offering;

•	Under the Plan, certain classes of claims and equity interests will receive the following treatment:

•	Administrative expense claims, priority tax claims, other priority claims, and other secured claims will be paid in full (or receive such other treatment rendering such claims unimpaired);

•	Holders of Senior Notes Claims will receive (a) rights to participate in the Rights Offering (which shall be attached to each allowed Senior Notes Claim and transferable with such allowed Senior Notes Claim as set forth in the procedures governing the Rights Offering, but the rights may only be exercised to the extent the holder is an “Accredited Investor,” as such term is defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”)) and (b) 100% of the new common stock to be issued by the reorganized Debtors (the “New Common Stock”) shared pro rata with the holders of allowed General Unsecured Claims (subject to dilution on account of (i) the New Common Stock issued upon conversion of the New Secured Convertible Notes, and (ii) the New Common Stock issued to management of the reorganized Debtors under a management equity incentive plan (the “MIP Equity”));

•	Holders of General Unsecured Claims will receive (a) rights to participate in the Rights Offering (which will be attached to each allowed General Unsecured Claim and transferable with such allowed General Unsecured Claim as set forth in the procedures governing the Rights Offering, but the rights may only be exercised to the extent the holder is an Accredited Investor) and (b) 100% of the New Common Stock shared pro rata with the holders of allowed Senior Notes Claims (subject to dilution on account of (i) the New Common Stock issued upon conversion of the New Secured Convertible Notes, and (ii) the MIP Equity); and

•	Existing equity interests in Hi-Crush Inc. will be cancelled and holders of such equity interests will receive no distribution or recovery on account of such equity interests.

The RSA contains certain covenants on the part of each of the Debtors and the Consenting Creditors, including limitations on the parties’ ability to pursue alternative transactions, commitments by the Consenting Creditors to vote in favor of the Plan, and commitments of the Debtors and the Consenting Creditors to negotiate in good faith to finalize the documents and agreements contemplated by the RSA and the Term Sheet.

The RSA includes certain milestones for the progress of the Chapter 11 Cases, which include:

•	Commencement of the Chapter 11 Cases no later than July 12, 2020;

•	Entry of an interim order approving the DIP Facilities no later than five (5) days following the Petition Date (as defined below);

•	Filing of the Plan and the related disclosure statement, the solicitation materials, and a motion seeking Bankruptcy Court approval of the solicitation procedures no later than fourteen (14) days following the Petition Date;

•	Entry of a final order approving the DIP Facilities no later than twenty-five (25) days following the Petition Date;

•	Entry of an order approving the backstop commitment agreement and the solicitation materials and procedures no later than forty-five (45) days following the Petition Date;

•	Entry of an order confirming the Plan no later than seventy-five (75) days following the Petition Date; and

•	The occurrence of the effective date of the Plan no later than ninety (90) days following the Petition Date.

The RSA may be terminated upon, among other things, (i) the failure to meet the Milestones; (ii) the occurrence of certain breaches of the RSA; and (iii) the mutual agreement of the parties.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the full text of the RSA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Although the Debtors intend to pursue the Transaction in accordance with the terms set forth in the RSA and the Term Sheet, there can be no assurance that the Debtors will be successful in completing the Transaction, whether on the same or different terms, all of which is subject to approval by the Bankruptcy Court.

Any new securities to be issued pursuant to the Transactions have not been registered under the Securities Act or any state securities laws. Therefore, the new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor in this Current Report on Form 8-K a solicitation of consents to or votes to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

DIP Facilities

As set forth above and subject to the approval of the Bankruptcy Court, the Debtors expect to enter into two superpriority, senior secured DIP Facilities, consisting of (1) the $25 million DIP ABL Facility among the Debtors, certain of the lenders under the Existing Credit Agreement, and the other parties thereto and (ii) the $40 million DIP Term Loan Facility among the Debtors, certain holders of the Senior Notes, and the other parties thereto.

The Debtors expect that the ABL DIP Facility will be used primarily for Existing L/Cs. The Proceeds of the DIP Term Loan Facility will be used for payment of fees and expenses related to the DIP Term Loan Facility, working capital and other general corporate purposes and, if necessary, cash collateralization of certain letters of credit. The Debtors expect that the DIP ABL Facility and the DIP Term Loan Facility will be refinanced or repaid in full with proceeds of the Exit ABL Facility and the Rights Offering, respectively.

The DIP Facilities will include protections customary for financings of this type and size, including superpriority claims and priming liens on substantially all of the Debtors’ previously encumbered assets, liens on previously unencumbered assets, and other protections to be set forth in the orders approving the DIP Facilities. The DIP Facilities are expected to include conditions precedent, representations and warranties, affirmative and negative covenants, events of default, and other provisions customary for financings of this type and size.

The foregoing description of the DIP Facilities does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Facilities, copies of which are attached as Exhibit 1 and Exhibit 2 to the Term Sheet (which is attached as Exhibit A to the RSA, which is attached as Exhibit 10.1 to this Current Report on Form 8-K) and are incorporated herein by reference.

Item 1.03.	Bankruptcy or Receivership.

On July 12, 2020 (the “Petition Date”), the Debtors commenced the Chapter 11 Cases under the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Debtors have filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Hi-Crush Inc., et al.” The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Chapter 11 Cases were filed in order to effect the Debtors’ joint Plan. Copies of the Plan and further information about the Chapter 11 Cases can be found at www.kccllc.net/hicrush.

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases constitutes an event of default that accelerated the obligations under the following of the Company’s debt instruments (collectively, the “Debt Documents”). Any efforts to enforce such payment obligations under the Debt Documents are automatically stayed as a result of the filing of the Chapter 11 Cases and the holders’ rights of enforcement in respect of the Debt Documents are subject to the applicable provisions of the Bankruptcy Code.

•	Credit Agreement, dated as of August 1, 2018, among the Company, as borrower, the guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto from time to time named therein (as amended, restated, supplemented, replaced or otherwise modified from time to time).

•	Indenture, dated as of August 1, 2018, by and among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (as amended, restated, supplemented, replaced or otherwise modified from time to time).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retention Agreements

On July 7, 2020, the Company entered into an executive retention agreement (the “Executive Retention Agreement”) with each of Robert E. Rasmus, Michael Alan Oehlert, Mark C. Skolos and James Philip McCormick pursuant to which each executive was paid a retention bonus on July 10, 2020 with the requirement that the gross amount of such bonus be repaid to the Company in the event that the retention bonus is not earned. The retention bonus will be earned provided the executive remains employed with the Company through the earlier of (i) June 30, 2021 or (ii) the effective date of the Company’s emergence from bankruptcy (the “Vesting Date”).

Under each Executive Retention Agreement, if the executive is terminated without cause, dies or becomes disabled or resigns for good reason prior to the Vesting Date, then the executive will not be required to repay the retention bonus, subject to the executive’s execution and non-revocation of a general release of claims. If the executive does not execute or revokes the release or if the executive is terminated for cause or resigns without good reason prior to the Vesting Date, then the executive will be required to repay the retention bonus to the Company.

In addition, pursuant to each Executive Retention Agreement, the executive agrees to forgo eligibility for an annual bonus for 2020 and forfeit any outstanding awards under the Company’s Long Term Incentive Plan. The amount of the retention bonus received by each executive is set forth in the table below:

Name	Title	Retention Bonus
Robert E. Rasmus	Chief Executive Officer and Chairman of the Board	$1,350,000
Michael Alan Oehlert	Chief Operating Officer	$693,750
Mark C. Skolos	General Counsel, Chief Compliance Officer and Secretary	$552,750
James Philip McCormick	Chief Financial Officer	$360,000

The foregoing descriptions of the retention bonuses and the Executive Retention Agreements do not purport to be complete and are qualified in their entirety by reference to the full and complete text of the Executive Retention Agreement for each executive, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4 and 10.5 and incorporated herein by reference.

James Philip McCormick Employment Agreement Amendment

On July 7, 2020, Hi-Crush Services LLC, a subsidiary of the Company, entered into an Amendment to Employment Agreement (the “Amendment”) with James Philip McCormick, the Chief Financial Officer of the Company, to amend Mr. McCormick’s employment agreement to remove the retention bonus payable to him in 2021, which instead was paid in accordance with his Executive Retention Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full and complete text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 13, 2020, HCR issued a press release announcing the signing of the RSA and commencement of the Chapter 11 cases. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “will,” “may,” “should,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “hope,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” “likely,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described under Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and any subsequently filed Form 10-Q or Form 8-K. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward looking statements include: the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including our ability to obtain Bankruptcy Court approvals with respect to motions filed in the Chapter 11 Cases, the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on us due to the terms of any debtor-in-possession credit facility that we will enter into in connection with the Chapter 11 Cases and restrictions imposed by the Bankruptcy Court; and the other factors listed in our reports filed with the SEC from time to time. All forward-looking statements are expressly qualified in their entirety by this cautionary note. The Company’s forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1

Restructuring Support Agreement, dated July 12, 2020, by and among Hi-Crush Inc., OnCore Processing LLC, Hi-Crush Whitehall LLC, Hi-Crush Augusta LLC, PDQ Properties LLC, Hi-Crush Wyeville Operating LLC, D & I Silica, LLC, Hi-Crush Blair LLC, Hi-Crush LMS LLC, Hi-Crush Investments Inc., Hi-Crush Permian Sand LLC, Hi-Crush Proppants LLC, Hi-Crush PODS LLC, Hi-Crush Canada Inc., Hi-Crush Holdings LLC, Hi-Crush Services LLC, BulkTracer Holdings LLC, Pronghorn Logistics Holdings, LLC, FB Industries USA Inc., PropDispatch LLC, Pronghorn Logistics, LLC, FB Logistics LLC and the noteholders party thereto.

10.2

Executive Retention Agreement, dated July 7, 2020, by and between Hi-Crush Services LLC and its affiliated companies, corporations, partnerships, business associations, parents, and subsidiaries and Robert E. Rasmus.

10.3

Executive Retention Agreement, dated July 7, 2020, by and between Hi-Crush Services LLC and its affiliated companies, corporations, partnerships, business associations, parents, and subsidiaries and Michael Alan Oehlert.

10.4

Executive Retention Agreement, dated July 7, 2020, by and between Hi-Crush Services LLC and its affiliated companies, corporations, partnerships, business associations, parents, and subsidiaries and Mark C. Skolos.

10.5

Executive Retention Agreement, dated July 7, 2020, by and between Hi-Crush Services LLC and its affiliated companies, corporations, partnerships, business associations, parents, and subsidiaries and James Philip McCormick.

10.6	Amendment to Employment Agreement, dated July 7, 2020, by and between Hi-Crush Services LLC and James Philip McCormick.

99.1	Press Release, dated July 13, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date: July 13, 2020	By:	/s/ J. Philip McCormick, Jr.
J. Philip McCormick, Jr.
Chief Financial Officer